UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 16, 2010

KOPPERS HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-32737	20-1878963
(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

(412) 227-2001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Leroy M. Ball has agreed to serve as Vice President and Chief Financial Officer of Koppers Holdings Inc. (the “Company”) and Koppers Inc. (“KI” and, together with the Company, “Koppers”), beginning on September 1, 2010.

Prior to joining Koppers, Mr. Ball, age 42, was Senior Vice President, Chief Financial Officer of Calgon Carbon Corporation (“Calgon Carbon”), a provider of services, products and solutions for purifying water and air, since 2002. Prior to 2002, Mr. Ball previously served as Calgon Carbon’s assistant controller and controller. Prior to joining Calgon Carbon in 2000, Mr. Ball spent nine years with Carmeuse North America (formerly Dravo Corporation), a provider of lime and limestone products, where he held positions of increasing responsibility in the finance area. Mr. Ball earned a B.S. in Accounting from Florida International University and an MBA from Robert Morris University.

In connection with his appointment as Vice President and Chief Financial Officer, Mr. Ball will be entitled to the following:

•	Annual base salary of $315,000.

•

Participation in the corporate senior management incentive pool, subject to such terms and conditions as the Board of Directors shall determine from time to time, with an annual incentive target of 55% of annual base salary. Participation for 2010 will be calculated on a pro-rata basis based on the date of employment, with full participation expected to commence at the beginning of the 2011 plan year.

•

Participation in the Company’s Amended and Restated 2005 Long Term Incentive Plan (the “LTIP”), subject to the terms and conditions of the LTIP, with full participation in the LTIP expected to commence at the beginning of the 2011 plan year.

•

Prior to full participation in the LTIP, and subject to approval by the Company’s Management Development and Compensation Committee of the Board of Directors and ratification by the Board of Directors, an award of 2,500 stock options, which vest after 3 years of employment, and an award of 1,500 shares of restricted stock to be awarded prior to December 31, 2010, which will vest on the award date.

In connection with his employment, the Company also expects to enter into a change in control agreement with Mr. Ball on September 1, 2010, substantially in the form previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2005, such Exhibit being incorporated by reference herein. The terms of this agreement are described on pages 57 and 58 of the Company’s proxy statement, dated March 31, 2010, which description is also incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPPERS HOLDINGS INC.
(Registrant)

	By:	/S/ STEVEN R. LACY
	Name:	Steven R. Lacy
Date: July 16, 2010	Title:	Senior Vice President, Administration,
General Counsel and Secretary